Exhibit 99.1

NATIONAL ENERGY SERVICES REUNITED CORP. ANNOUNCES A CALL ON NOVEMBER 21ST TO DISCUSS THE ACQUISITIONS OF GULF ENERGY SAOC AND NATIONAL PETROLEUM SERVICES

HOUSTON, November 20, 2017 – National Energy Services Reunited Corp. (“NESR”) (NASDAQ: NESR) announced today that it will hold a call to discuss the acquisitions of Gulf Energy SAOC (“GES”) and National Petroleum Services (“NPS”). The call is scheduled for 4:00 PM ET on Tuesday, November 21, 2017. Participants may dial into the toll-free line at 1-800-753-9048 and the international line at 1-323-794-2094.

Investors, analysts and members of the media interested in listening to the call are encouraged to view the accompanying presentation slides, which is being filed as an exhibit to NESR’s Current Report on Form 8-K on November 20, 2017 and will be available on the Securities and Exchange Commission website at www.sec.gov. A replay of the conference call will be available through Tuesday, November 28, 2017. To hear a replay, participants may dial into the toll-free line at 1-844-512-2921 and the international line at 1-412-317-6671 and entering pin number 5466960. A copy of the conference call transcript will also be filed with the SEC following the call.

About National Energy Services Reunited Corp.

www.nesrco.com

NESR is a Special Purpose Acquisition Company formed in the British Virgin Islands and headquartered in Houston, Texas. The company raised $229 million in its IPO to acquire companies in the energy services sector globally. NESR is led by CEO Sherif Foda, who is also one of the shareholders of the company.

About National Petroleum Services

www.npsintl.com

NPS is a leading regional provider of integrated energy services in the MENA and Asia Pacific regions, and currently operates in 12 countries across the MENASA region and through various regional subsidiaries. NPS’ service lines include wells services, electric line logging, well testing, and integrated drilling and workover operations. NPS has a highly skilled workforce of more than 1,600 employees from 40 different nationalities.

About Gulf Energy SAOC

www.www.gulfenergy-int.com

GES is a provider of high-quality integrated drilling and completions oilfield service solutions in the Middle East and North Africa region, with a workforce of approximately 1,200 people. GES has established relationships with a majority of the operators in Oman as well as with other international clients. As a pioneer in many oilfield services technologies, GES has a successful track record of servicing complex wells.

Forward Looking Statements

This communication includes certain statements that may constitute "forward-looking statements" for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties' ability to effect the business combination; the benefits of the business combination; the future financial performance of NESR following the business combination; and changes in GES and NPS strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing NESR’s views as of any subsequent date, and NESR does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NESR’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the definitive agreements relating to the business combination; (ii) the outcome of any legal proceedings that may be instituted against NESR following announcement of the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of NESR, or other conditions to closing in the definitive agreements relating to the business combination; (iv) the risk that the proposed business combination disrupts current plans and operations of NESR, NPS or GES as a result of the announcement and consummation of the business combination; (v) NESR's ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of NESR to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that NESR, NPS or GES may be adversely affected by other economic, business, and/or competitive factors.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the proposed business combination, NESR intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of NESR and will contain important information about the proposed business combination and related matters. NESR stockholders and other interested persons are advised to read, when available, the proxy statement in connection with NESR's solicitation of proxies for the meeting of stockholders to be held to approve the proposed business combination because the proxy statement will contain important information about the transaction. This is not a solicitation of any vote or approval. When available, the definitive proxy statement will be mailed to NESR stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

NESR and its directors and officers may be deemed participants in the solicitation of proxies of NESR stockholders in connection with the proposed business combination. NESR stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of NESR in its final prospectus filed with the SEC on May 12, 2017. Additional information will be available in the definitive proxy statement when it becomes available.

For inquiries regarding NESR, please contact:

Joseph Caminiti or Steve Calk

Alpha IR Group

312-445-2870

NESR@alpha-ir.com